Third Quarter 2009 Review October 21, 2009 Speakers: Henry Meyer Jeff Weeden Exhibit 99.2 Supplemental Information Package

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key's financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management's current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key's control. Key's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward- looking statements. Factors that may cause actual results to differ materially include, among other things: (1) adverse capital market conditions and the ability to raise equity and other funding required by the banking regulators or otherwise; (2) further downgrades in Key's credit ratings; (3) unprecedented volatility in the stock markets, public debt markets and other capital markets, including continued disruption in the fixed income markets; (4) changes in interest rates; (5) changes in trade, monetary or fiscal policy; (6) changes in foreign exchange rates, equity markets and the financial soundness of other unrelated financial companies; (7) asset price deterioration, which has had (and may continue to have) a negative effect on the valuation of certain asset categories represented on Key's balance sheet; (8) continuation of the recent deterioration in general economic conditions, or in the condition of the local economies or industries in which Key has significant operations or assets, which could, among other things, materially impact credit quality trends and Key's ability to generate loans; (9) continued disruption in the housing markets and related conditions in the financial markets; (10) increased competitive pressure among financial services companies due to the consolidation of competing financial institutions and the conversion of certain investment banks to bank holding companies; (11) heightened legal standards and regulatory practices, requirements or expectations; (12) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (13) increased FDIC deposit insurance premiums and debt-guarantee fees; (14) difficulty in attracting and/or retaining executives and/or relationship managers; (15) consummation of significant business combinations or divestitures; (16) operational or risk management failures due to technological or other factors; (17) changes in accounting or tax practices or requirements; (18) new legal obligations or liabilities or unfavorable resolution of litigation; and (19) disruption in the economy and general business climate as a result of terrorist activities or military actions. For additional information on KeyCorp and the factors that could cause actual results or financial condition to differ materially from those described in the forward-looking statements consult KeyCorp's Annual Report on Form 10-K for the year ended December 31, 2008, and subsequent filings with the Securities and Exchange Commission available on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Key does not assume any obligation to update these forward-looking statements. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE

3 Strong capital, reserves and liquidity Proactively addressing credit Focused on client relationship strategies Progressing on Keyvolution initiative Third Quarter 2009 Strategic Update

4 Keyvolution ^ Improving Efficiency and Effectiveness Implemented In-process Additional targeted benefits Total Cost Savings 121 121 181 300 0 60 119 $ in millions Keyvolution - Cost Savings by 2012 (before one-time costs and investments) $121 $60 $375 $119 $194 $300

5 Financial Summary ^ Third Quarter 2009 (a) Ratios are estimated. Loss from continuing operations attributable to Key common shareholders $ (.50) Significant items included in net loss Provision for loan losses in excess of net charge-offs $ (.11) Realized and unrealized losses on loan and securities portfolios held for sale or trading (.04) Noncash charge for intangible assets impairment (.03) Provision for losses on lending-related commitments (.02) Loss related to exchange of common shares for capital securities (.01) Capital Tier 1 common equity (a) 7.63% Tier 1 risk-based capital (a) 12.61 Total risk-based capital (a) 16.75 Tangible common equity to tangible assets 7.58 Asset quality - from continuing operations Allowance for loan losses to period-end loans 4.00% Net loan charge-offs to average loans 3.59 NPLs to EOP portfolio loans 3.68 NPAs to EOP portfolio loans + OREO + Other NPAs 4.46

6 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 738 738 684 664 595 591 613 NII Adjustments 34 838 18 0 15 738.4 738 684 642 595 591 613 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 0.0281 0.0288 0.027 0.0245 0.0238 0.023 0.0237 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 0.0329 0.0332 0.0317 0.0287 0.0279 0.0277 0.0287 $ in millions Continuing Operations TE = Taxable Equivalent During the fourth quarter of 2008, Key's taxable-equivalent net interest income was reduced by $18 million as a result of an agreement reached with the IRS on all material aspects related to the IRS global tax settlement pertaining to certain leveraged lease financing transactions. Excluding this reduction, Key's taxable-equivalent net interest margin was 2.86%. During the second quarter of 2009, Key's taxable equivalent net interest income was reduced by $16 million as a result of lease terminations. Excluding this reduction, Key's taxable-equivalent net interest margin was 2.77%. During the third quarter of 2009, Key's taxable equivalent net interest income was reduced by $14 million as a result of lease terminations. Excluding this reduction, Key's taxable-equivalent net interest margin was 2.87%. (a) (b) Net Interest Margin (TE) Net Interest Margin Net Interest Spread Net Interest Income (c)

7 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Exit Portfolios 8.3 8.7 8.2 10.7 11.9 11.3 10.8 9.9 9.1 Other Consumer 3.3 2.9 3.3 3.987 3.1 3.1 3 2.9 2.9 Home Equity 9.7 9.7 9.7 9.8 9.9 10.1 10.3 10.3 10.2 Leasing 10.2 10.3 10 9.8 6.4 6.1 5.9 5.8 5.7 CRE - Construction 17.142 15.3 7 6.9 7.8 7.7 7.5 6.3 5.8 CRE - Comml Mtg 17.142 15.3 10.2 10.6 9.7 9.8 10.1 11.2 10.9 Commercial & Industrial 19.1 22.8 24.3 24.9 23.7 25.2 24 22.3 20.2 Total Loans 67.679 69.717 72.689 76.7 72.5 73.3 71.6 68.7 64.8 CF&A CRE - Comml Mtg CRE - Construction Leasing Home Equity Other Consumer Exit Portfolios Total Loans Loans Held for Sale Total Loans and Loans Held for Sale 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Marine / RV 3.8 3.9 4 4 3.9 3.7 3.6 3.4 3.3 Home Equity 1.2 1.3 1.3 1.2 1.1 1.1 1 1 0.9 Marine / RV FP 1 1 1.1 1.1 1.1 1 0.9 0.8 0.6 CRE Homebuilder 2.3 2.2 1.5 1.6 1 0.892 0.9 0.7 0.6 Leasing 4.8 4.6 4.4 4 3.7 Total Exit 8.3 8.7 8.2 10.7 11.9 11.3 10.8 9.9 9.1 Leasing CRE - Homebuilder Marine/RV Floor Plan Home Equity - KNB Marine/RV & Other Consumer Total Exiting Loans Held for Sale Homebuilder loans Total Exiting Loans and Loans Held for Sale Discontinued operations - education lending business (a) Exit Portfolios - Average Balances $23.7 9.7 7.8 6.4 9.9 3.1 11.9 72.5 1.6 $74.1 $25.2 9.8 7.7 6.1 10.1 3.1 11.3 73.3 1.2 $74.5 $4.8 1.0 1.1 1.1 3.9 11.9 ..2 $12.1 $3.8 $4.6 ..9 1.0 1.1 3.7 11.3 ..1 $11.4 $4.0 $24.0 10.1 7.5 5.9 10.3 3.0 10.8 71.6 ..7 $72.3 $4.4 ..9 ..9 1.0 3.6 10.8 ..1 $10.9 $4.2 $4.0 ..7 ..8 1.0 3.4 9.9 ..1 $10.0 $4.1 $22.3 11.2 6.3 5.8 10.3 2.9 9.9 68.7 ..6 $69.3 Average Loans $20.2 10.9 5.8 5.7 10.2 2.9 9.1 64.8 ..7 $65.5 $3.7 ..6 ..6 ..9 3.3 9.1 ..1 $9.2 $3.9 (a) Includes discontinued operations exit loans held for sale. $ in billions Continuing Operations

8 $10.6 26.7 1.8 13.1 9.5 $61.7 $10.7 24.9 1.7 14.6 11.3 $63.2 $11.1 24.0 1.7 14.7 12.5 $64.0 $12.4 24.1 1.8 14.9 13.6 $66.8 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Foreign Deposits 5.721 5.9 4.121 2.761 1.3 CD's > $100K 6.888 8.072 8.67 9.506 11.3 12.5 13.5 12.8 CD's < $100K 11.454 12.7 12.7 13.1 14.6 14.7 14.9 14.8 Savings 1.5 1.9 1.8 1.8 1.7 1.7 1.8 1.8 NOW/Money Market 25.7 27 27.7 26.7 24.9 24 24.1 24.4 DDA 12.9 10.7 10.6 10.6 10.7 11.1 12.4 13.6 Total 58.5 60.4 61 61.7 63.2 64 66.8 67.4 (a) Excludes foreign office deposits DDA NOW/MMDA Savings CDs < $100K CDs > $100K Total Deposits (a) Average Deposits $13.6 24.4 1.8 14.8 12.8 $67.4 $ in billions

9 Strengthened Liquidity Continuing operations Discontinued operations Increased Asset Liquidity Reduced Reliance on Wholesale Funding 84% 1% 4% 2% 9% 76% 14% 1% 3% 6% Average Earning Assets 3Q08 3Q09 Average Deposit & Funding Sources 3Q08 3Q09 Total Loans Loans HFS Investment Securities Other Investments ST Investments Core Deposits Dep. in Foreign Offices LT Debt ST Borrowings 3% $ in billions 3Q08 3Q09 Investment Securities 8.1 $ 12.2 $ Short-term Investments 0.8 5.2 Total 8.9 $ 17.4 $ $ in billions 3Q08 3Q09 Short-term Borrowings 7.4 $ 2.7 $ Long-term Debt 15.3 13.3 Dep. in Foreign Offices 2.7 0.6 Total 25.4 $ 16.6 $ 71% 8% 3% 18% 80% 1% 16% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Key 1.3164 1.2747 1.2 1.18 1.13 1.04 0.97 Incl. Disc. Ops. 1.3164 1.2747 0.06 0.06 0.06 0.04 0.06 1.26 1.24 1.19 1.1 1.03 Average Loans to Deposits 126% 124% 119% 110% 103% (a) Includes discontinued liabilities from the education lending business (a) (a)

10 3Q09 Nonperforming Loans = $2.3 billion Nonperforming Assets Nonperforming Asset Trends 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 NPAs to Loans + OREO 0.0146 0.0159 0.0169 0.02 0.0284 0.0377 0.0446 Peer Median S&P Regional & Diversified Bank Indices 0.0135 0.0165 0.0196 0.0201 0.0276 0.0356 OREO & Other 52 54 103 149 188 218 205 Held For Sale 9 342 169 90 72 145 304 Consumer 146 135 147 161 175 193 211 Comml Construction 610 256 334 436 546 716 702 Comml Mtg 113 107 119 129 310 454 566 CF&A & Leasing 185 316 364 496 704 822 811 Total 1115 1210 1236 1460 1994 2548 2799 Total 54 CF&A & Leasing CRE - Comml Mtg CRE - Construction Consumer Held for Sale OREO + Other Total $704 310 546 175 72 187 $1,994 $496 128 436 161 90 149 $1,460 $364 119 334 147 169 103 $1,236 $822 454 716 193 145 218 $2,548 $810 566 702 212 304 205 $2,799 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Allowance to NPLs - Key 4.23 4.39 3.72 3.42 1.92 1.7467 1.2315 1.7457 1.4419 1.3342 1.162 1.0705 1.0852 Allowance to NPLs - Peer Median 3.24 2.9 2.41 2.1 1.83 1.71 1.25 1.02 1.05 1.02 0.93 0.87 Allowance to NPLs Peer Median NPA to Loans + OREO CF&A Comml. Mtg. Construction Commercial lease financing Residential mortgages Home equity Consumer other NPAs 679 566 702 131 68 124 19 Residential mortgages - 3% Commercial lease financing - 6% CRE - commercial mortgage - 25% Commercial, financial and agricultural - 29% Consumer other - 1% Home equity - 5% CRE - construction - 31% $ in millions Continuing Operations

11 3Q09 Net Loan Charge-offs = $587 million Net Loan Charge-offs Net Loan Charge-Offs to Average Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Exit Portfolios 0.0026 0.0176 0.0049 0.0058 0.0061 0.0069 0.0065 Consumer 0.001 0.001 0.0012 0.0017 0.0019 0.0025 0.0029 RE Construction 0.0004 0.0043 0.0012 0.0001 0.0041 0.0041 0.0112 RE Comml Mortgage 0.0002 0.0007 0.0011 0.0023 0.0011 0.0051 0.005 CF&A & Leasing 0.0025 0.0038 0.0044 0.0068 0.0129 0.0107 0.0104 Peer 0.0071 0.0101 0.0127 0.0175 0.0168 0.0235 Net Charge-Offs, $ in millions CF&A & Leasing CRE - Comml Mtg CRE - Construction Consumer Exit Portfolios Total $81 20 21 21 90 $233 $126 43 2 32 106 $309 $239 21 60 33 107 $460 $182 87 71 43 119 $502 $170 81 183 46 107 $587 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Key 0.0144 0.0143 0.0144 0.0142 0.0138 0.0169 0.017 0.0187 0.019 0.0224 0.0288 0.0348 0.04 Peer Median 0.0106 0.0106 0.0108 0.0107 0.0109 0.0121 0.0143 0.0162 0.0169 0.0204 0.0217 0.0258 Allowance to Period-End Loans Peer Median CF&A Comml. Mortg. Construction Com. Lease Fin. Residential mortgages Home equity Consumer other NPAs 168 81 216 27 4 45 46 Residential mortgages - 1% Commercial lease financing - 4% CRE - commercial mortgage - 14% Commercial, financial and agricultural - 28% Consumer other - 8% Home equity - 8% CRE - construction - 37% $ in millions Continuing Operations

12 Commercial Real Estate - 3Q09 $ in millions (a) Nonresidential land and development loans (a)

13 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Nonperforming 189 65 108 96 57 77 32 Performing 516 363 259 184 179 100 102 Total 705 428 367 280 236 177 134 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Nonperforming 653 282 346 360 414 523 472 Performing 2985 2433 2010 1794 1425 1118 1020 Total Reducing Risk - CRE Residential Properties Total (a) Reduced the Residential Properties (Homebuilder) portfolio by approximately 60% since 1Q08 Initiated process in 2Q08 to aggressively sell at-risk homebuilder loans Reduced exposure to the California market by 81% and the Florida market by 70% since 1Q08 $ in millions California (a) Florida (a) (a) Non-owner occupied Performing loans Nonperforming loans $1,641 $2,154 $2,356 $2,715 $3,638 $1,839 $177 $280 $367 $428 $705 $236 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Nonperforming 162 164 74 69 45 69 65 Performing 452 360 307 266 226 155 118 Total 614 524 381 335 271 224 183 $224 $335 $381 $524 $614 $271 $1,492 $134 $183

14 Fed-defined minimum for a "well capitalized" bank 6.00% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0763 Capital Raise Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 TARP 0.0226 0.0239 0.0252 0.0268 Qualifying Securities 0.025 0.0234 0.0237 0.0242 0.0256 0.0239 0.0198 Tier 1 0.0833 0.0853 0.0855 0.1092 0.1122 0.1257 0.1261 Tarp Tier 1 - Peer Median 0.0764 0.0822 0.0835 0.106 0.1092 0.1109 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Tangible Common Equity 0.0658 0.0685 0.0632 0.0629 0.0595 0.0606 0.0735 0.0758 Capital Raise Total Tangible Common Equity - Peer Median 0.0559 0.0568 0.0575 0.0574 0.0487 0.0518 0.0601 10.00% Peer Median (a) 09-30-09 ratio is estimated. 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0763 Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 TARP 0.0226 0.0239 0.0252 0.0268 Qualifying capital securities 0.025 0.0235 0.0237 0.0242 0.0256 0.0239 0.0198 Allowance for Loan losses 0.0122 0.0126 0.0126 0.0126 0.0127 0.0129 0.0129 Qualifying LTD 0.0279 0.0261 0.0259 0.0264 0.0269 0.0281 0.0285 Total RBC 0.1234 0.1241 0.124 0.1482 0.1518 0.1667 0.1675 Tarp Total RBC - Peer Median 0.1136 0.1197 0.1215 0.1448 0.143 0.1508 Tier 1 Risk-Based Capital (a) Total Risk-Based Capital (a) Tier 1 Common Equity (a) Tangible Common Equity To Tangible Assets Qualifying Common Convertible Preferred Capital Purchase Plan (CPP) Capital Securities Qualifying ALLL/Unfunded Comm. Qualifying LTD 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Common 0.0525 0.056 0.0558 0.0562 0.0562 0.0736 0.0763 Capital Raise 0 0 Convertible 0.0066 0.0066 0.0063 0.0068 0.0057 TARP 0.0234 0.0249 0.025 Tangible Equity to Tangible Assets - Key 0.0685 0.056 0.0558 0.0562 0.0562 0.0736 Tarp Tangible Equity to Tangible Assets - Peer Median 0.0568 0.059 0.059 0.0774 0.0795 Tier 1 - Peer Median 0.0287 0.03 0.0327 0.0465 0.0578 0.069 Capital Ratios

15 Appendix

16 Credit Quality by Portfolio (a) Net charge-off amounts are annualized in calculation. (b) 09-30-09 allowance by Portfolio is estimated. N/M = Not Meaningful $ in millions

17 Commercial Portfolio - Continuing Ops. Average Loans, NCOs and NPLs $ in millions Third Quarter 2009 $ in millions Second Quarter 2009

18 Owner Occupied Retail Properties Multifamily Properties Residential Properties Office Buildings Health Facilities Land & Development Warehouses Other % Composition 4990 2690 2603 1492 1362 1157 612 654 1080 Commercial Real Estate - 3Q09 By Property Type $16.6 billion Owner Occupied Retail Properties Multifamily Properties Residential Properties Office Buildings Health Facilities Land & Development Warehouses Other % Composition 185 275 80 472 41 52 79 14 70 Nonperforming Loans $1,268 million Owner Occupied Retail Properties Multifamily Properties Residential Properties Office Buildings Health Facilities Land & Development Warehouses Other % Composition 9 73 52 93 15 0 24 22 9 Net Loan Charge-offs $297 million By Location $16.6 billion 6% 27% 18% 13% 18% 18%

19 Commercial Real Estate Loans September 30, 2009 $ in millions (a) Nonresidential land and development loans N/M = Not Meaningful (a)

20 Residential Properties: $1.49 Billion Commercial Real Estate September 30, 2009 20

21 Home Equity Loans September 30, 2009 $ in millions

22 Exit Loan Portfolio $ in millions (a) Includes the business aviation, commercial vehicle, office products, construction and industrial, and Canadian lease financing portfolios; and all remaining balances related to lease in, lease out; sale in, sale out; service contract leases and qualified technological equipment leases. (b) Includes loans held for sale (b)

23 Net Charge-Offs to Average Loans Continuing Operations